                                                                      EXHIBIT 24

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

   (Common Stock to be issued upon conversion of 6% Convertible Subordinated Debentures Due 2012 and 6 1/4% Convertible Junior Subordinated Debentures)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of (i) up to 1,709,650 shares of common stock, without par value (with associated preference stock purchase rights) ("Common Stock") of the Company, to be issued upon conversion of one or more 6% Convertible Subordinated Debentures Due 2012 of NorAm Energy Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NorAm"), and
(ii) up to 5,420,000 shares of Common Stock to be issued upon the conversion of one or more 6 1/4% Convertible Junior Subordinated Debentures of NorAm.

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of August, 1997.


                                   /s/ Don D. Jordan
                                  ------------------------------------
                                    Don D. Jordan

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

   (Common Stock to be issued upon conversion of 6% Convertible Subordinated Debentures Due 2012 and 6 1/4% Convertible Junior Subordinated Debentures)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of (i) up to 1,709,650 shares of common stock, without par value (with associated preference stock purchase rights) ("Common Stock") of the Company, to be issued upon conversion of one or more 6% Convertible Subordinated Debentures Due 2012 of NorAm Energy Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NorAm"), and
(ii) up to 5,420,000 shares of Common Stock to be issued upon the conversion of one or more 6 1/4% Convertible Junior Subordinated Debentures of NorAm.

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of August, 1997.


                                   /s/ Stephen W. Naeve
                                  ------------------------------------
                                    Stephen W. Naeve

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

   (Common Stock to be issued upon conversion of 6% Convertible Subordinated Debentures Due 2012 and 6 1/4% Convertible Junior Subordinated Debentures)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of (i) up to 1,709,650 shares of common stock, without par value (with associated preference stock purchase rights) ("Common Stock") of the Company, to be issued upon conversion of one or more 6% Convertible Subordinated Debentures Due 2012 of NorAm Energy Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NorAm"), and
(ii) up to 5,420,000 shares of Common Stock to be issued upon the conversion of one or more 6 1/4% Convertible Junior Subordinated Debentures of NorAm.

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of August, 1997.


                                   /s/ Milton Carroll
                                  ------------------------------------
                                    Milton Carroll

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

   (Common Stock to be issued upon conversion of 6% Convertible Subordinated Debentures Due 2012 and 6 1/4% Convertible Junior Subordinated Debentures)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of (i) up to 1,709,650 shares of common stock, without par value (with associated preference stock purchase rights) ("Common Stock") of the Company, to be issued upon conversion of one or more 6% Convertible Subordinated Debentures Due 2012 of NorAm Energy Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NorAm"), and
(ii) up to 5,420,000 shares of Common Stock to be issued upon the conversion of one or more 6 1/4% Convertible Junior Subordinated Debentures of NorAm.

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of August, 1997.


                                   /s/ John T. Cater
                                  ------------------------------------
                                    John T. Cater

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

   (Common Stock to be issued upon conversion of 6% Convertible Subordinated Debentures Due 2012 and 6 1/4% Convertible Junior Subordinated Debentures)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of (i) up to 1,709,650 shares of common stock, without par value (with associated preference stock purchase rights) ("Common Stock") of the Company, to be issued upon conversion of one or more 6% Convertible Subordinated Debentures Due 2012 of NorAm Energy Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NorAm"), and
(ii) up to 5,420,000 shares of Common Stock to be issued upon the conversion of one or more 6 1/4% Convertible Junior Subordinated Debentures of NorAm.

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of August, 1997.


                                   /s/ Robert J. Cruikshank
                                  ------------------------------------
                                    Robert J. Cruikshank

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

   (Common Stock to be issued upon conversion of 6% Convertible Subordinated Debentures Due 2012 and 6 1/4% Convertible Junior Subordinated Debentures)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of (i) up to 1,709,650 shares of common stock, without par value (with associated preference stock purchase rights) ("Common Stock") of the Company, to be issued upon conversion of one or more 6% Convertible Subordinated Debentures Due 2012 of NorAm Energy Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NorAm"), and
(ii) up to 5,420,000 shares of Common Stock to be issued upon the conversion of one or more 6 1/4% Convertible Junior Subordinated Debentures of NorAm.

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of August, 1997.


                                   /s/ Linnet F. Deily
                                  ------------------------------------
                                    Linnet F. Deily

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

   (Common Stock to be issued upon conversion of 6% Convertible Subordinated Debentures Due 2012 and 6 1/4% Convertible Junior Subordinated Debentures)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of (i) up to 1,709,650 shares of common stock, without par value (with associated preference stock purchase rights) ("Common Stock") of the Company, to be issued upon conversion of one or more 6% Convertible Subordinated Debentures Due 2012 of NorAm Energy Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NorAm"), and
(ii) up to 5,420,000 shares of Common Stock to be issued upon the conversion of one or more 6 1/4% Convertible Junior Subordinated Debentures of NorAm.

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of August, 1997.


                                   /s/ Lee W. Hogan
                                  ------------------------------------
                                    Lee W. Hogan

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

   (Common Stock to be issued upon conversion of 6% Convertible Subordinated Debentures Due 2012 and 6 1/4% Convertible Junior Subordinated Debentures)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of (i) up to 1,709,650 shares of common stock, without par value (with associated preference stock purchase rights) ("Common Stock") of the Company, to be issued upon conversion of one or more 6% Convertible Subordinated Debentures Due 2012 of NorAm Energy Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NorAm"), and
(ii) up to 5,420,000 shares of Common Stock to be issued upon the conversion of one or more 6 1/4% Convertible Junior Subordinated Debentures of NorAm.

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of August, 1997.


                                   /s/ R. Steve Letbetter
                                  ------------------------------------
                                    R. Steve Letbetter

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

   (Common Stock to be issued upon conversion of 6% Convertible Subordinated Debentures Due 2012 and 6 1/4% Convertible Junior Subordinated Debentures)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of (i) up to 1,709,650 shares of common stock, without par value (with associated preference stock purchase rights) ("Common Stock") of the Company, to be issued upon conversion of one or more 6% Convertible Subordinated Debentures Due 2012 of NorAm Energy Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NorAm"), and
(ii) up to 5,420,000 shares of Common Stock to be issued upon the conversion of one or more 6 1/4% Convertible Junior Subordinated Debentures of NorAm.

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of August, 1997.


                                   /s/ Alexander F. Schilt
                                  ------------------------------------
                                    Alexander F. Schilt

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

   (Common Stock to be issued upon conversion of 6% Convertible Subordinated Debentures Due 2012 and 6 1/4% Convertible Junior Subordinated Debentures)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of (i) up to 1,709,650 shares of common stock, without par value (with associated preference stock purchase rights) ("Common Stock") of the Company, to be issued upon conversion of one or more 6% Convertible Subordinated Debentures Due 2012 of NorAm Energy Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NorAm"), and
(ii) up to 5,420,000 shares of Common Stock to be issued upon the conversion of one or more 6 1/4% Convertible Junior Subordinated Debentures of NorAm.

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of August, 1997.


                                   /s/ Bertram Wolfe
                                  ------------------------------------
                                    Bertram Wolfe

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

   (Common Stock to be issued upon conversion of 6% Convertible Subordinated Debentures Due 2012 and 6 1/4% Convertible Junior Subordinated Debentures)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of (i) up to 1,709,650 shares of common stock, without par value (with associated preference stock purchase rights) ("Common Stock") of the Company, to be issued upon conversion of one or more 6% Convertible Subordinated Debentures Due 2012 of NorAm Energy Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NorAm"), and
(ii) up to 5,420,000 shares of Common Stock to be issued upon the conversion of one or more 6 1/4% Convertible Junior Subordinated Debentures of NorAm.

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of August, 1997.


                                   /s/ Mary P. Ricciardello
                                  ------------------------------------
                                    Mary P. Ricciardello

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney
                               -----------------

   (Common Stock to be issued upon conversion of 6% Convertible Subordinated Debentures Due 2012 and 6 1/4% Convertible Junior Subordinated Debentures)


          WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-3 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of (i) up to 1,709,650 shares of common stock, without par value (with associated preference stock purchase rights) ("Common Stock") of the Company, to be issued upon conversion of one or more 6% Convertible Subordinated Debentures Due 2012 of NorAm Energy Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NorAm"), and
(ii) up to 5,420,000 shares of Common Stock to be issued upon the conversion of one or more 6 1/4% Convertible Junior Subordinated Debentures of NorAm.

          NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don D. Jordan, Hugh Rice Kelly and Stephen W. Naeve, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of August, 1997.


                                   /s/ Richard E. Balzhiser
                                  ------------------------------------
                                    Richard E. Balzhiser